                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                     AMENDMENT NUMBER 2 TO CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                January 10, 1996
                                                --------------------------------

                             Measurex Corporation
--------------------------------------------------------------------------------

Delaware                             1-8770                      94-16597
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


One Results Way, Cupertino, California                                     95014
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (408) 255-1500
                                                  ------------------------------

                                Not applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

This amendment to Form 8K is filed by Measurex Corporation (the "Company") to further amend Form 8K filed by the Company on January 25, 1996 and amended on February 29, 1996. This amendment provides additional detail on the notes to the Pro Forma Combined Financial information required by Items 7(a) and (b) of the Form. The January 25, 1996 filing described a merger ("Merger") of a wholly owned subsidiary of the Company with and into Data Measurement Corporation ("DMC") of Gaithersburg, Maryland.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEASUREX CORPORATION



                              By: /s/ Robert McAdams, Jr.
                                 ______________________________________

                              Name:      Robert McAdams, Jr.
                              Title:     Executive Vice President
                                         Finance and Information Services and
                                         Chief Financial Officer



Date:  December 6, 1996

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
________________________________________________________________________________

Item 7 is hereby amended and restated in its entirety to read as follows:

(A)  FINANCIAL STATEMENTS OF DATA MEASUREMENT CORPORATION

     1. The information under the heading "Financial Statements and Supplementary Data," which appears on pages 18 to 40 of Amended Form 10K filed with the SEC by Data Measurement Corporation on November 15, 1995 for the year ended December 31, 1994, is incorporated by reference in this Form 8K/A.

     2. The information contained in Form 10Q, filed with the SEC by Data Measurement Corporation on November 15, 1995, for the period ended September 30, 1995 is incorporated by reference in this Form 8K/A.

(B)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

       The following listed pro forma financial information for the Merger is attached hereto and incorporated herein by reference:


       Description                                              Attachment
       -----------                                              ----------

       1. Introductory Paragraph                                   F-1

       2. Pro Forma Combined Balance Sheet as of
          September 3, 1995                                        F-2

       3. Pro Forma Combined Statement of Income for the Year
          Ended November 27, 1994                                  F-3

       4. Pro Forma Combined Statement of Income for the Nine
          Months Ended September 3, 1995                           F-4

       5. Notes to Pro Forma Combined Financial Statements         F-5  -  F-10

(C)    EXHIBITS

       * 2.1 Amended and Restated Agreement and Plan of Reorganization dated as of September 16, 1995 among the Company, Data Measurement Corporation and Mx Acquisition Company.

       * 99.1 Deloitte and Touche LLP manually signed opinion on their audits of Data Measurement Corporation for each of the three fiscal years in the period ended December 31, 1994.


* Previously Filed.

                            MEASUREX CORPORATION AND
                          DATA MEASUREMENT CORPORATION

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)


The unaudited pro forma combined balance sheet as of September 3, 1995 gives effect to the acquisition of Data Measurement Corporation as if the acquisition had occurred on September 3, 1995. The pro forma combined balance sheet is based on the consolidated balance sheet of Measurex Corporation as of September 3, 1995 and on the consolidated balance sheet of Data Measurement Corporation as of September 30, 1995.

The unaudited pro forma combined statements of income for the year ended November 27, 1994 and the nine months ended September 3, 1995 give effect to the transaction as though it had occurred on November 29, 1993. The pro forma combined statements of income are based on the historical statements of income of Measurex Corporation for the year ended November 27, 1994 and for the nine months ended September 3, 1995 and the historical statements of operations of Data Measurement Corporation for the year ended December 31, 1994 and for the nine months ended September 30, 1995.

The unaudited pro forma combined financial statements give effect to the acquisition transaction using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements.

The pro forma statements may not be indicative of the results that would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements should be read in conjunction with the consolidated financial statements of Measurex Corporation and the consolidated financial statements of Data Measurement Corporation.

Subsequent to the filing of these pro forma financial statements on February 29, 1996, the Company made adjustments to some of the numbers as a result of resolution of certain contingencies that individually and collectively were not material to the Pro Forma Combined Financial Statements, or the purchase transaction.

                             MEASUREX CORPORATION

                       PRO FORMA COMBINED BALANCE SHEET
                              SEPTEMBER 3, 1995
                   (UNAUDITED - DOLLAR AMOUNTS IN THOUSANDS)

                                                            Data               Pro Forma
                                            Measurex     Measurement          Adjustments     Pro Forma
                                           Corporation   Corporation         Amount   Key     Combined
                                          ------------- -------------      --------- -----   -----------
ASSETS
Current assets:

    Cash and cash equivalents               $ 45,958        $ 1,440                          $ 47,398

    Short-term investments                     1,402                                            1,402

    Accounts receivable                       84,155          8,425           (225)    1.      92,355

    Inventories                               32,070         12,402         (3,399)    2.      41,073

    Prepaid expenses and other                13,260            625          1,897     3.      15,782
                                            --------        -------        -------   -----   --------
       Total current assets                  176,845         22,892         (1,727)           198,010
                                            --------        -------        -------   -----   --------
Contracts receivable                          37,103                       (22,000)    4.      15,103

Service parts, net                            12,726                                           12,726

Property, plant and equipment net             48,918          1,150                            50,068

    Other assets                              19,690            430         24,436     5.      44,556
                                            --------        -------        -------   -----   --------
       Total assets                         $295,282        $24,472        $   709           $320,463
                                            ========        =======        =======   =====   ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

    Current portion of long-term debt       $  4,429        $   618                          $  5,047

    Short-term debt                                           2,549                             2,549

    Accounts payable                           7,214          3,000                            10,214

    Accrued expenses                          76,507          3,792          1,557     6.      81,856

    Income taxes payable                       5,724            204                             5,928
                                            --------        -------        -------   -----   --------
       Total current liabilities              93,874         10,163          1,557            105,594
                                            --------        -------        -------   -----   --------
Long-term debt                                39,754          3,272          9,911     7.      52,937

Deferred income taxes                          6,127            278                             6,405
                                            --------        -------        -------   -----   --------
       Total liabilities                     139,755         13,713         11,468            164,936
                                            --------        -------        -------   -----   --------
Shareholders' equity                         155,527         10,759        (10,759)    8.     155,527
                                            --------        -------        -------   -----   --------
       Total liabilities and
        shareholders' equity                $295,282        $24,472        $   709           $320,463
                                            ========        =======        =======   ======  ========

The accompanying notes are an integral part of these financial statements

                             MEASUREX CORPORATION
                    PRO FORMA COMBINED STATEMENT OF INCOME
                         YEAR ENDED NOVEMBER 27, 1994
                                  (Unaudited)
              (Dollar amounts in thousands except per share data)

                                                                                           Data         Pro Forma
                                                                            Measurex    Measurement    Adjustments       Pro Forma
                                                                           Corporation  Corporation  Amount      Key     Combined
                                                                          ------------- -----------  ------     -----    ----------
Revenues                                                                    $259,979     $24,206    $   439       A.      $ 284,624
                                                                            --------     -------    --------     ----     ---------

Operating costs and expenses:

    Cost of revenue                                                          165,365      17,911      1,061       B.        184,337
    Product development                                                       19,992         293                             20,285
    Selling and administrative                                                63,441       4,559        998       C.         68,998
    Exit and restructuring costs                                               6,381                                          6,381
                                                                            --------     -------    --------     ----     ---------

         Total operating costs and expenses                                  255,179      22,763      2,059                 280,001
                                                                            --------     -------    --------     ----     ---------


Earnings from operations                                                       4,800       1,443     (1,620)                  4,623
                                                                            --------     -------    --------     ----     ---------

Other income (expense):

    Interest expense                                                          (1,335)       (410)      (672)       D.        (2,417)

    Interest income and other, net                                             5,687         (19)    (1,650)       E.         4,018
                                                                            --------     -------    --------     ----     ---------

         Total other income, net                                               4,352        (429)    (2,322)                  1,601
                                                                            --------     -------    --------     ----     ---------

Income before income taxes, extraordinary item and
    cumulative effect of accounting change                                     9,152       1,014     (3,942)                  6,224
Provision for income taxes                                                     3,569         194     (1,119)       F.         2,644
                                                                            --------     -------    --------     ----     ---------

Income before extraordinary item and cumulative
    effect of accounting change                                                5,583         820     (2,823)                  3,580
Extraordinary item - gain on extinguishment of debt                                        4,012                              4,012
                                                                            --------     -------    --------     ----     ---------

Income before cumulative effect of accounting change                           5,583       4,832     (2,823)                  7,592
Cumulative effect of accounting change                                           524                                            524
                                                                            --------     -------    --------     ----     ---------

         Net income                                                         $  6,107     $ 4,832    $(2,823)              $   8,116
                                                                            ========     =======    ========     ====     =========


Net income per share:
    Income before extraordinary item and cumulative
         effect of accounting change                                        $   0.31     $  0.60                          $    0.20
    Extraordinary item                                                                   $ (2.93)                         $    0.22
    Cumulative effect of accounting change                                  $   0.03                                      $   (0.03)

                                                                            --------     -------    --------     ----     ---------

    Net income per share                                                    $   0.34     $  3.53                          $    0.45
                                                                            ========     =======                          =========

Average number of common and common equivalent
    shares (in thousands)                                                     18,189       1,372                             18,189
                                                                            ========     =======    ========     ====     =========


The accompanying notes are an integral part of these financial statements

                            MEASUREX CORPORATION
                   PRO FORMA COMBINED STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 3, 1995
                                 (Unaudited)
             (Dollar amounts in thousands except per share data)


                                                                                           Data         Pro Forma
                                                                            Measurex    Measurement    Adjustments       Pro Forma
                                                                           Corporation  Corporation  Amount      Key     Combined
                                                                          ------------- -----------  ------     -----    ----------
Revenues                                                                   $242,065      $23,999      $  286      A.      $266,350
                                                                           --------      -------      ------     ----     --------
Operating costs and expenses:

    Cost of revenue                                                         149,132       17,084         787      B.       167,003
    Product development                                                      14,056          284                            14,340
    Selling and administrative                                               55,717        4,210         748      C.        60,675
                                                                           --------      -------      ------     ----     --------
         Total operating costs and expenses                                 218,905       21,578       1,535               242,018
                                                                           --------      -------      ------     ----     --------

Earnings from operations                                                     23,160        2,421      (1,249)               24,332
                                                                           --------      -------      ------     ----     --------

Other income (expense):

    Interest expense                                                         (2,167)        (462)       (504)     D.        (3,133)
    Interest income and other, net                                            5,053           49      (1,238)     E.         3,864
                                                                           --------      -------      ------     ----     --------
         Total other income, net                                              2,886         (413)     (1,742)                  731
                                                                           --------      -------      ------     ----     --------
Income before income taxes                                                   26,046        2,008      (2,991)               25,063
Provision for income taxes                                                    8,856          628        (778)     F.         8,706
                                                                           --------      -------      ------     ----     --------
         Net income                                                        $ 17,190      $ 1,380      $2,213             $  16,357
                                                                           ========      =======      ======     ====    =========

Net income per share                                                       $   1.01      $  0.95                         $    0.96

Average number of common and common equivalent
    shares (in thousands)                                                    17,015        1,461                            17,015
                                                                           ========      =======      ======     ====     ========


The accompanying notes are an integral part of these financial statements

                              MEASUREX CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED - IN THOUSANDS)


The following adjustments are incorporated in the pro forma combined balance sheet as of September 3, 1995.

1. ACCOUNTS RECEIVABLE                                         ($225)
                                                              ======
   Conform DMC policy of revenue recognition using a percentage of completion method on certain contracts to the Measurex policy of revenue recognition on product shipment for projects where remaining obligations are insignificant and collection is probable.

2. INVENTORIES

   Conform service inventory amortization policies            ($2771)
   -----------------------------------------------

   Measurex depreciates spare parts held to support the worldwide service business on a 7 year declining balance basis. DMC did not separate these parts from current production inventory. This adjustment conformed the DMC practice to be consistent with Measurex.

   Conform inventory reserve policies                          ($869)
   ----------------------------------

   This adjustment calculated the DMC requirement for reserves to cover excess and slow moving inventory using the Measurex policy as well as increasing the DMC reserves for obsolescence related to one product line that Measurex elected to discontinue.





                                                              ------
                                                        c/f   ($3640)

                              MEASUREX CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED - IN THOUSANDS)


2.   INVENTORIES (CONTINUED)                           c/f    ($3640)

     Conform revenue recognition policies                       ($34)
     ------------------------------------

     The adjustment reflects the change in inventory value that results from conforming DMC revenue recognition to the Measurex policy as described in Note 1.

     Conform inventory capitalization costs                    ($255)
     --------------------------------------

     Expense work in process on projects that will not be completed pursuant to the acquisition.


     Step-up inventory values                                $   530
     ------------------------

     Recognize profit earned prior to acquisition on the DMC system projects in work in process at the date of acquisition.

                                                              ------
                                                              ($3399)
                                                              ======

3. PREPAID EXPENSES AND OTHER


   Capitalize in process research and  development           $   146
   -----------------------------------------------

   Allocation of the amount of the purchase price related to acquired research and development that was expensed in the first period after acquisition.


   Recognition of deferred tax assets                        $  1751
   ----------------------------------

   This adjustment recognizes the tax impact of the adjustments made to the pro forma statements. It also recognizes the tax benefit associated with the exercise and sale of all outstanding DMC stock options as of the acquisition date.



                                                             $  1897
                                                             =======

                              MEASUREX CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED - IN THOUSANDS)



4. CONTRACTS RECEIVABLE

   Record portion of purchase price
   --------------------------------
   financed by sale of contracts receivable                 ($22,000)
   ----------------------------------------                =========

   The Company entered into an agreement to discount certain of its contracts receivable with a financial institution. The proceeds were used to finance the acquisition of DMC.


5. OTHER ASSETS

   Record goodwill                                         $  23,911
   ---------------

   This adjustment reflects the portion of the purchase price allocated to goodwill.

   Write off previously recorded goodwill                      ($375)
   --------------------------------------

   To write off goodwill on the books of DMC relating to acquisitions made previously by that company.

   Record fair value of patents acquired                   $     900
   -------------------------------------

   To allocate a portion of the purchase price to
   reflect a fair value to patents owned by DMC that
   were acquired as part of this transaction.
                                                           ---------
                                                           $  24,436
                                                           =========

6. ACCRUED EXPENSES

   Conform revenue recognition policies                    $     435
   ------------------------------------

   This adjustment establishes an accrual to complete all outstanding installations of DMC as a result of conforming to the Measurex policy of revenue recognition upon shipment.

   Accrue legal fees                                       $     250
   -----------------

   This adjustment accrues legal fees associated with this transaction.

                                                           ---------
                                                     c/f   $     685

                              MEASUREX CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED - IN THOUSANDS)

6. ACCRUED EXPENSES (CONTINUED)                 c/f      $    685

   Record exit costs                                     $    872
   -----------------

   This adjustment reflects the costs
   for the closure of the UK plant of
   DMC which occurred on May 31, 1996,
   certain employee termination costs
   and the costs associated with
   terminating a DMC US facilities
   lease.
                                                        ---------
                                                        $    1557
                                                        =========

7. LONG TERM DEBT

   Record portion of purchase price                     $    9647
   --------------------------------
   financed through debt
   ---------------------

   Reflects the amount of additional
   debt taken on by the Company to
   finance the acquisition.

   Adjust FDIC debt to fair market value                $     640
   -------------------------------------

   DMC previously issued to the FDIC a
   Convertible Subordinate Debenture
   that was convertible to DMC common
   stock subject to certain
   restrictions.  DMC had the right to
   redeem the Debenture at the time of
   conversion.  This adjustment
   revalued the debt to estimated fair
   market value as of the acquisition
   date.

   Record conversion of debenture                           ($376)
   ------------------------------

   This adjustment reflected the
   conversion of certain DMC debentures
   to common stock that occurred as of
   the acquisition date.

                                                        =========
                                                        $    9911
                                                        =========
8. ELIMINATE DATA MEASUREMENT                            ($10,759)
   CORPORATION'S SHAREHOLDERS' EQUITY                   =========

   This reflects the elimination of DMC
   share capital and pre-acquisition
   earnings from the consolidated results.


                              MEASUREX CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED - IN THOUSANDS)


The following adjustments are incorporated in the pro forma combined statements of income.


                                              Year Ended       Nine Months Ended
                                           November 27, 1994   September 3, 1995
                                           -----------------   -----------------
A. REVENUE

   Conform revenue recognition policies           $ 439                $286
   ------------------------------------           =====                ====
   This adjusts DMC revenue recognition to
   the Measurex policy as described in
   Note 1 on F5.

B. COST OF REVENUE

   Conform service parts amortization             $ 400                $300
   ----------------------------------
   policies
   --------
   This adjusts DMC costs to include the
   periodic charge for service parts as a
   result of adopting the Measurex policy
   on service parts amortization.

   Conform revenue recognition                    $ 661                $487
   ---------------------------
   policies
   --------
   This adjusts cost of sales of DMC to
   reflect the revenue adjustments
   described above.                               _____                ____
                                                  $1061                $787
                                                  =====                ====

                              MEASUREX CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED - IN THOUSANDS)


C.  SELLING AND ADMINISTRATIVE EXPENSE     $   998    $   748
                                           =======    =======


    Adjust amortization expense to
    reflect increase in patents to fair
    value and amortization of goodwill
    on this acquisition over a 25-year
    period.


D.  INTEREST EXPENSE                         ($672)     ($504)
                                           =======    =======

    Additional interest expense as a
    result of additional borrowing to
    finance the acquisition assuming an
    interest rate of 7.0% per annum.

E.  INTEREST INCOME AND OTHER               ($1650)    ($1230)
                                           =======    =======

    Reduce interest income to reflect
    the sale of contracts receivable,
    the proceeds of which were used to
    fund the acquisition. The average
    interest rate on these receivables
    of 7.5% was used.

F.  PROVISION FOR INCOME TAXES               ($1119)     ($778)
                                            =======   ========

    Record income tax benefits for the
    adjustments above that are subject
    to taxes.


                               Index to Exhibits

Exhibit
Number    Document
------    --------

 2.1* Amended and Restated Agreement and Plan of Reorganization dated as of September 16, 1995 among the Company, Data Measurement Corporation and Mx Acquisition Company.

99.1* Deloite and Touche LLP manually signed opinion on their audits of Data Measurement Corporation for each of the three fiscal years in the period ended December 31, 1994.



* Previously Filed.